UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 16, 2018.

BMC STOCK HOLDINGS, INC. BMC STOCK HOLDINGS, INC. TWO LAKESIDE COMMONS 980 HAMMOND DRIVE NE, SUITE 500 ATLANTA, GA 30328

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 20, 2018
Date:	May 16, 2018	Time:	8:00 AM EDT
Location:	Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/ BMCH2018
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/BMCH2018 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in BMC Stock Holdings, Inc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT          2017 ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow →  XXXX XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com.
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— How To Vote —
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During The Meeting:
Go to www.virtualshareholdermeeting.com/BMCH2018. Have the information that is printed in the box marked by the arrow →  XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR each of the Class II director nominees to the Board in Proposal 1 and FOR Proposals 2 and 3.

1.	Election of Class II Directors:

1a. Michael T. Miller

1b. James O'Leary

Management Proposals:

2.	Ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.

3.	Approval, on an advisory basis, of the compensation of the Company's named executive officers as disclosed in the proxy statement.